UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2015

GoDaddy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14455 N. Hayden Road

Scottsdale, Arizona 85260

(Address of principal executive offices, including zip code)

(480) 505-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Reorganization Transactions

In connection with GoDaddy Inc.’s (the “Company”) initial public offering (the “Offering”) of its Class A common stock, par value $0.001 per share (the “Class A Common Stock”), the Company initiated a series of transactions on March 31, 2015 (the “Reorganization Transactions”) pursuant to a Reorganization Agreement dated as of the same date (the “Reorganization Agreement”) by and among the Company, Desert Newco, LLC (“Desert Newco”) and the other parties named therein. The Reorganization Agreement governs the terms of the Reorganization Transactions, which are described in the Company’s Registration Statement on Form S-1 (File No. 333-196615) (the “Registration Statement”). The Reorganization Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The terms of the Reorganization Agreement are substantially the same as the term set forth in the form of such agreement filed as an exhibit to the Registration Statement and described therein.

In addition, on March 31, 2015, in connection with the Offering, the Company entered into the following agreements, each dated as of the same date (i) the Third Amended and Restated Limited Liability Company Agreement of Desert Newco, LLC (the “LLC Agreement”) by and among the Company, Desert Newco and the other parties named therein; (ii) the Exchange Agreement (the “Exchange Agreement”) by and among Desert Newco, the Company and the other parties named therein; (iii) the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, Desert Newco and the other parties named therein; (iv) the Stockholder Agreement (the “Stockholder Agreement”) by and among the Company, Desert Newco and the other parties named therein; (v) the Tax Receivable Agreement (Exchanges) (the “Tax Receivable Agreement (Exchanges)”) by and among the Company and the persons named therein; (vi) the Tax Receivable Agreement (KKR Co-Invest Reorganization) (the “Tax Receivable Agreement (KKR Co-Invest Reorganization)”, by and among the Company and GDG Co-Invest Blocker L.P.; (vii) the Tax Receivable Agreement (KKR Reorganization) (the “Tax Receivable Agreement (KKR Reorganization)”, by and among the Company and KKR 2006 GDG Blocker L.P.; (viii) the Tax Receivable Agreement (SLP Reorganization) (the “Tax Receivable Agreement (SLP Reorganization)”, by and among the Company and SLP III Kingdom Feeder I, L.P.; and (ix) the Tax Receivable Agreement (TCV Reorganization) (the “Tax Receivable Agreement (TCV Reorganization)”, by and among the Company and TCV VII (A) L.P.

The LLC Agreement, the Exchange Agreement, the Registration Rights Agreement, the Stockholder Agreement, the Tax Receivable Agreement (Exchanges), the Tax Receivable Agreement (KKR Co-Invest Reorganization), the Tax Receivable Agreement (KKR Reorganization), the Tax Receivable Agreement (SLP Reorganization) and the Tax Receivable Agreement (TCV Reorganization) are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 31, 2015, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaw are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Reorganization Agreement dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Third Amended and Restated Limited Liability Company Agreement of Desert Newco, LLC, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

10.2	Exchange Agreement, dated as of March 31, 2015, by and among Desert Newco, LLC, GoDaddy Inc. and the other parties named therein

10.3	Amended and Restated Registration Rights Agreement, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

10.4	Stockholder Agreement, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco and the other parties named therein

10.5	Tax Receivable Agreement (Exchanges) dated as of March 31, 2015, by and among GoDaddy Inc. and the persons named therein

10.6	Tax Receivable Agreement (KKR Co-Invest Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and GDG Co-Invest Blocker L.P.

10.7	Tax Receivable Agreement (KKR Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and KKR 2006 GDG Blocker L.P.

10.8	Tax Receivable Agreement (SLP Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and SLP III Kingdom Feeder I, L.P.

10.9	Tax Receivable Agreement (TCV Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and TCV VII (A) L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

By:	/s/ Nima Kelly
Nima Kelly
Executive Vice President, General Counsel and Corporate Secretary

Date: April 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Reorganization Agreement dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Third Amended and Restated Limited Liability Company Agreement of Desert Newco, LLC, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

10.2	Exchange Agreement, dated as of March 31, 2015, by and among Desert Newco, LLC, GoDaddy Inc. and the other parties named therein

10.3	Amended and Restated Registration Rights Agreement, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco, LLC and the other parties named therein

10.4	Stockholder Agreement, dated as of March 31, 2015, by and among GoDaddy Inc., Desert Newco and the other parties named therein

10.5	Tax Receivable Agreement (Exchanges) dated as of March 31, 2015, by and among GoDaddy Inc. and the persons named therein

10.6	Tax Receivable Agreement (KKR Co-Invest Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and GDG Co-Invest Blocker L.P.

10.7	Tax Receivable Agreement (KKR Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and KKR 2006 GDG Blocker L.P.

10.8	Tax Receivable Agreement (SLP Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and SLP III Kingdom Feeder I, L.P.

10.9	Tax Receivable Agreement (TCV Reorganization) dated as of March 31, 2015, by and among GoDaddy Inc. and TCV VII (A) L.P.